SCUDDER

-----------------------
EQUITY/GLOBAL
-----------------------

Scudder Global Fund

Fund #007



Annual Report
August 31, 1999




A fund seeking long-term growth of capital through investment primarily in global equity securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's Chairman

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      17   Investment Portfolio

                      23   Financial Statements

                      26   Financial Highlights

                      27   Notes to Financial Statements

                      33   Report of Independent Accountants

                      34   Tax Information

                      35   Officers and Directors

                      36   Investment Products and Services

                      38   Scudder Solutions

Scudder Global Fund

--------------------------------------------------------------------------------
ticker symbol  SCOBX                                        fund number  007
--------------------------------------------------------------------------------

Date of                    o        Over the past year, the recovery in the
Inception:                          global economy has facilitated a powerful
7/23/86                             rally in stock prices in virtually all areas
                                    of the world. In recent months, however, the
                                    fear that stronger growth will lead to
Total Net Assets as                 higher interest rates has capped the
of 8/31/99:                         markets' advance, and caused a significant
$1.6 billion                        increase in volatility.

                           o Uncertainties regarding future growth and price levels have led the management team to balance the portfolio around several major themes.

                           o The fund was given an overall Morningstar Rating(TM) of four stars, as of the period ended August 31, 1999.^1


^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of August 31, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. Scudder Global Fund received 4 stars for the 3-, 5-, and 10-year periods. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder Global Fund was rated among 1001, 535 , and 117 international equity funds in its broad asset class for the 3-, 5-, and 10-year periods, respectively.

Letter from the Fund's Chairman
--------------------------------------------------------------------------------

Dear Shareholders,


Throughout the 1990s, one of the primary drivers of global stock prices has been the push for greater efficiency on the corporate level. Restructuring, outsourcing, and technological advances have all played a part in the process of cost-cutting, which in turn has boosted corporate earnings. The companies that have established themselves at the forefront of these trends, either by streamlining their own operations or facilitating that process for other firms, have been some of the best performers in the market. Using a theme-driven approach, the management team of Scudder Global Fund strives to unearth the companies that are best-positioned to capitalize on these and other similarly powerful trends in the global economy. We believe that in a market environment that has become increasingly volatile, a focus on long-term trends will allow the fund to outperform both the market and its peers over time. For more information on recent market conditions and the fund's unique approach to global investing, please turn to the portfolio management discussion that begins on page 10.

We have changed the fund's fiscal year-end from June 30 to August 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the fund's annual and semiannual periods ending in August and February.

Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Global Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join Scudder Global Fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Global Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
Chairman,
Scudder Global Fund

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 1999

Growth of a $10,000 Investment

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


        Scudder Global Fund       MSCI World Index*
'89          10000                     10000
'90          10151                      9019
'91          10848                      9789
'92          11746                     10036
'93          14288                     12183
'94          15982                     13208
'95          17182                     14294
'96          19118                     16092
'97          23579                     19681
'98          23733                     20417
'99          29543                     27167


         Yearly periods ended August 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                             Total Return
                              Growth of                                  Average
Period ended 8/31/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Global Fund
--------------------------------------------------------------------------------
1 year                        $ 12,448               24.48%              24.48%
5 year                        $ 18,485               84.85%              13.07%
10 year                       $ 29,543              195.43%              11.44%
--------------------------------------------------------------------------------
MSCI World Index*
--------------------------------------------------------------------------------
1 year                        $ 13,306               33.06%              33.06%
5 year                        $ 20,569              105.69%              15.51%
10 year                       $ 27,167              171.67%              10.50%

* The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

Scudder Global Fund

MSCI World Index*

                                         Yearly periods ended August 31

                1990  1991   1992   1993   1994   1995  1996   1997   1998   1999
------------------------------------------------------------------------------------
Fund Total
Return (%)       1.51  6.87   8.28  21.64  11.85   7.51 11.27  23.33    .65  24.48
------------------------------------------------------------------------------------
Index Total
Return (%)      -9.81  8.54   2.52  21.39   8.41   8.22 12.58  22.30   3.74  33.06
------------------------------------------------------------------------------------
Net Asset Value
($)             18.20 18.97  19.50  23.12  25.32  26.73 28.57  33.06  27.87  31.25
------------------------------------------------------------------------------------
Income
Dividends ($)     .23   .43    .31    .16    .24    .11   .25    .28    .88    .55
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)               .92    --    .66    .34    .26    .34   .84   1.53   4.58   2.61
------------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 8% Cash Equivalents)

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART DATA:

United States and Canada    38%
Europe                      38%
Japan                       15%
Pacific Basin                5%
Africa                       2%
Latin America                2%
------------------------------------
                           100%
------------------------------------

Recently, management has
reduced its weighting in
  the United States, and
added to its holdings in
       Europe and Japan.


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 8% Cash Equivalents)

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART DATA:

Manufacturing               16%
Financial                   13%
Energy                      11%
Metals and Minerals         10%
Health                       7%
Technology                   7%
Consumer Staples             6%
Service Industries           5%
Transportation               5%
Other                       20%
------------------------------------
                           100%
------------------------------------

Sector weightings are a
 function of the fund's
  theme-based approach.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(15% of Portfolio)                                       The fund's top holdings
                                                          reflect its high level
                                                             of diversification.

 1.     Immunex Corp.
        Pharmaceutical company in the United States

 2.     Sony Corp.
        Manufacturer of consumer electronic products in Japan

 3.     Enron Corp.
        Producer of natural gas and electricity in the United States

 4.     Rio Tinto plc
        Mining company in the United Kingdom

 5.     Bayer AG
        Chemical producer in Germany

 6.     Sharp Corp.
        Manufacturer of consumer and industrial electronics in Japan

 7.     International Business Machines Corp.
        Manufacturer of computers and servicer of information processing units in the United States

 8.     Electronic Data Systems Corp.
        Provider of information technology systems in the United States

 9.     Yamanouchi Pharmaceutical Co., Ltd.
        Pharmaceutical company in Japan

10. USEC Inc. Provider of enriched uranium products and services in the United States



For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------

                                                                 August 31, 1999

In the following interview, lead portfolio manager William Holzer discusses Scudder Global Fund's strategy and the market environment in the twelve-month period ended August 31, 1999.

Q: What is your take on the recent performance of the global stock markets?

A: Although the overall trend in the global markets remains positive, volatility has been steadily on the rise. When we last spoke two months ago, we said that the cause of the markets' fluctuations was the lack of clarity with respect to the direction of the global economy. That has remained the case throughout the summer, as market participants have continued to weigh the impact of higher interest rates and stronger corporate earnings growth. Investors' unease was reflected by the fact that in July, credit spreads widened to levels higher than they reached during the crisis phase last fall. August was also a volatile month, as the markets absorbed the impact of a U.S. rate increase, then rallied briefly on the belief that no further rate hikes would be forthcoming. By late in the month, however, investors were once again focused on the potential for an additional increase in the fall. We believe that such volatility is likely to continue as long as there is a lack of a firm consensus with regard to the interest rate outlook.

The fundamental framework behind our investment strategy has been our desire to keep the portfolio positioned for unforeseen changes in the global economy. At this time, we continue to see reasons for caution across all regions of the world. European stocks, for example, continue to be plagued by the lack of meaningful structural reform and the weak performance of the euro. Although a pickup in growth should, at long last, put the wind at the back of European businesses, the potential for higher rates on the continent should also remain a cause for concern into next year. Meanwhile, Japanese equities have continued to rebound through the summer, with signs of an economic recovery and the growing influence of corporate restructuring attracting foreign investors and pushing up the value of the yen. Still, it remains to be seen how much of Japan's nascent recovery has been driven by government stimulus programs, which cannot be sustained at current levels without harmful increases to the country's debt load. Consumers will have to increase their spending substantially in order for Japan's economy to fully break out of its doldrums, but so far the evidence of such activity is spotty. Finally, the U.S. stock market remains susceptible to negative surprises (particularly on the interest rate front) due to the excessive valuations of many large-cap stocks.

In light of the potential for further market turbulence in the months ahead, we continue to focus on the themes that we believe will transcend the short-term fluctuations of the markets. To that end, we have constructed a portfolio of companies that are positioned to increase their earnings by capitalizing on important secular trends. Over time, we believe that such an approach will allow the fund to outperform the broader market no matter what direction the global economy may take.

Q: How did the fund perform over the period?

A: For the twelve-month period ended August 31, 1999, the fund returned 24.48%, trailing the 33.06% of its unmanaged benchmark, the MSCI World Index. The reasons for the fund's underperformance are the same as those we cited when we last spoke two months ago. The fourth quarter of 1998 saw a narrow group of expensive, high-risk stocks spark a quarterly advance of 20% in the MSCI World Index, a phenomenal gain. Since then, the weakness of the broader market in relation to this small group of growth stocks continued to hurt the fund's performance in relation to the index. Over the long term, however, we feel that our approach will add value for shareholders, particularly if the bull market begins to cool off. The results of the past three months have been encouraging, as the fund's return of 5.15% outpaced the 4.13% return of the MSCI World Index.

Q: Has your underlying philosophy changed in recent months?

A: No -- our "top-down" approach has allowed us to uncover several important trends that we believe stand out above the noise. Most important, we are focused on the role of technology in society. The Internet enables both businesses and consumers to leap geographic boundaries and physical barriers, and creates new markets for consumer-to-business and business-to-business commerce. Over time, this has been, and will continue to be, a powerful driver of falling prices as competition increases and corporations become more efficient. The legacy of excess industrial capacity in Asia and Europe after the long period of globalization in the 1990s has also contributed to weak prices. Technology is both a source of secular growth and a driver of fundamental, and deflationary, corporate change. Our investment themes seek to achieve balanced exposure to these processes of change by focusing on the companies that can enable and adapt to the Internet world, and those companies in traditional industries that can adapt successfully to the shifting global business environment.

Q: What are some of the most important new investment themes in the portfolio?

A: The themes we have developed recently are consistent with our goal of constructing a portfolio that should deliver outperformance in any environment. Specifically, we have been adding what we call "virtual companies," those that retain control over the highest level of intellectual content and value-added activities, and outsource all other functions to companies with the strongest competencies in those functions. The investment potential of virtual companies lies in their ability to create brand names, new franchises, and monopoly power, as well as their potential to achieve immediate "first mover" advantages. The extreme case of the virtual company is the Internet firm with no hard assets, where all production is contracted in order to increase flexibility. We believe that over time, the virtual company will develop into the superior institution for wealth creation in the global marketplace. Examples of fund holdings that fit within this theme are Sabre Group Holdings, a U.S. travel services firm, and EDS, a U.S. provider of technology systems. Although the investible universe under this theme is still limited, we expect it, and our exposure to it, to increase in the coming months.

We also continued to build on a theme called "The Ultimate Subcontractor," which focuses on the companies whose low costs and superior efficiencies have made them the leading beneficiaries of the trend toward outsourcing. Woodside Petroleum, an Australian oil concern, and Rio Tinto, a U.K. mining company, are examples of such companies.

Q: In the last report, you discussed themes called "The Empowered Consumer" and "Secure Streams of Income." Are these two concepts still playing an important role in the portfolio?

A: Yes. We have maintained substantial holdings in stocks that fit within both categories. The Empowered Consumer involves companies that provide consumer-enabling technologies related to the Internet. We believe that the companies that are building electronic infrastructure and/or creating the content for the new medium, such as AT&T, Sony, and America Online, are poised for significant growth in the years ahead. Many of the stocks we hold within this theme benefited from the strong rally in technology and media shares over the past year, which prompted us to trim our positions in a few of the fund's top performers. The Empowered Consumer, at 21% of equity as of August 31, is still a core theme. Secure Streams of Income (15% of equity) includes companies that should have the ability to produce stable returns even in a world where prices are falling. We expect that utility companies such as National Grid in the U.K. and Enron in the U.S. will both provide strong returns and cushion the portfolio in the event of a downturn in the world markets.

Q: What is your outlook for equities from here?

A: The longstanding tendency of market participants to gravitate to a small group of growth names slowly reasserted itself as the summer progressed. We believe, however, that this narrow rally will be difficult to sustain if interest rates continue to rise.

The portfolio's strategic positioning is therefore unchanged, and turnover remains low. Our strategy will continue to develop around several main themes:
The Empowered Consumer and Virtuality, which provides exposure to secular growth from technology, the Ultimate Subcontractor, which provides exposure to the winners of the process of rationalization in cyclical industries, and Secure Streams of Income, which provides both defensive qualities in a deflationary environment and exposure to winners in the rapidly deregulating utility sector. Going forward, we intend to maintain a strategy that keeps the portfolio balanced thematically and positioned for further changes in the global economy.

Scudder Global Fund:

A Team Approach to Investing

Scudder Global Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead portfolio manager William E. Holzer has had day-to-day responsibility for the fund's worldwide strategy and investment themes since its inception in 1986. Mr. Holzer, who has over 22 years of experience in global investing, joined the Adviser in 1980.

Portfolio manager Diego Espinosa joined the team in 1997 and the Adviser in 1996. Mr. Espinosa is also responsible for development of the fund's strategy and management of the portfolio on a daily basis. Mr. Espinosa has seven years of investment industry experience.

Portfolio manager Nicholas Bratt directs the Adviser's overall global equity investment strategies. Mr. Bratt joined the Adviser in 1976 and the team in 1993.

Glossary of Investment Terms
--------------------------------------------------------------------------------


       Credit Spread  The difference in yield between non-Treasury bonds, such as corporate bonds or mortgage-backed securities, and Treasury bonds of comparable maturity. If credit spreads are said to be "narrow," for example, it typically means that the yields of non-government issues have been declining, and their prices rising, compared with Treasury bonds of similar maturity. Such a condition is considered positive for the bond market. In contrast, "widening" spreads are considered to be negative.

     Cyclical Stocks  Companies whose earnings are closely tied to the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

           Defensive Stocks and bonds that are more conservative than average, Securities and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

           Deflation  A decline in the prices of goods and services. The opposite of inflation, deflation usually has a negative effect on output and employment.

        Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

            Top-Down A method in which the investor first looks at trends in Investing Style the general economy (or, in the case of international investing, the economies of several countries), and next selects companies or industries that stand to benefit from those trends. Opposite of bottom-up investing.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                                                as of August 31, 1999
--------------------------------------------------------------------------------------------------------------

                                                                                   Principal        Market
                                                                                   Amount (c)       Value ($)
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.4%
--------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 8/31/1999 at 5.42%, to be repurchased at $36,506,495 on 9/1/1999, collateralized by a $37,894,000
  U.S. Treasury Bond, 3.625%, 4/15/2028
  (Cost $36,501,000) ...........................................................   36,501,000      36,501,000

Repurchase Agreement with Donaldson, Lufkin & Jenrette
  dated 8/31/1999 at 5.42%, to be repurchased at
  $33,900,103 on 9/1/1999, collateralized by a
  $34,060,000 U.S. Treasury Bond, 3.875%, 1/15/2009
  (Cost $33,895,000) ...........................................................   33,895,000      33,895,000
                                                                                                -------------

--------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $70,396,000)                                                     70,396,000
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
Commercial Paper 3.6%
--------------------------------------------------------------------------------------------------------------

United States

UBS Finance Corp., 5.17%**, 9/17/1999 ..........................................   30,000,000      29,931,067
Wal-Mart Stores, Inc., 5.23%**, 9/7/1999 .......................................   28,000,000      27,975,593
                                                                                                -------------

--------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $57,906,660)                                                          57,906,660
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
Bonds 2.9%
--------------------------------------------------------------------------------------------------------------

Germany

Federal Republic of Germany, 4%, 3/17/2000                                                      -------------
  (Cost $46,919,371) .........................................................EUR  44,600,000      47,425,224
                                                                                                -------------


--------------------------------------------------------------------------------------------------------------
Participating Loan Notes 0.4%
--------------------------------------------------------------------------------------------------------------

Luxembourg

Eurotunnel Finance Ltd., Step-up coupon, 1.0% to 12/31/2005, 1% plus 26.45% of                  -------------
  net available cash flow to 4/30/2040 (Cost $6,183,494) .......................        4,617(d)    6,349,923
                                                                                                -------------

    The accompanying notes are an integral part of the financial statements.

                                                                            Market
                                                              Shares       Value ($)
------------------------------------------------------------------------------------



------------------------------------------------------------------------------------
Common Stocks 88.7%
------------------------------------------------------------------------------------

Australia 2.8%

Broken Hill Proprietary Co., Ltd. (Petroleum, mineral, and
  steel exploration and production) ......................     718,800    7,752,144
Foster's Brewing Group, Ltd. (Brewery) ...................   2,832,000    8,319,933
WMC Ltd. (Mineral exploration and production) ............   2,021,351    8,936,039
Woodside Petroleum Ltd. (Oil and gas producer) ...........   2,763,700   19,378,367
                                                                        -----------
                                                                         44,386,483
                                                                        -----------
Austria 0.4%

Flughafen Wien AG (Operator of terminals and facilities at
Vienna International Airport) ............................     146,627    5,809,397
                                                                        -----------

Brazil 1.6%

Aracruz Celulose S.A. (ADR) (pfd.) "B" (Producer of
  eucalyptus kraft pulp) .................................     605,400   11,994,488
Companhia Vale do Rio Doce (pfd.) "A" (Diverse mining
  and industrial complex) ................................     621,200   13,786,423
                                                                        -----------
                                                                         25,780,911
                                                                        -----------
Canada 3.8%

Barrick Gold Corp. (Gold exploration and production in
  North and South America) ...............................     857,800   16,619,875
BCE, Inc. (Provider of telecommunication services) .......     235,000   10,951,456
Canadian National Railway Co. (Railroad operator) ........     169,300   10,751,995
Canadian Pacific Ltd. (Transportation and natural resource
  conglomerate) ..........................................     492,656   11,578,323
Molson Cos., Ltd. "A" (Brewery) ..........................     484,000    8,280,013
Noranda, Inc. (International mining and metals
  company) ...............................................     269,000    3,629,294
                                                                        -----------
                                                                         61,810,956
                                                                        -----------
China 0.5%

American Standard China "B"* (Plumbing products) (b) .....         526    3,419,000
Huaneng Power International, Inc. "N" (ADR) (Developer
  and operator of large coal-fired power plants) .........     319,300    3,991,250
                                                                        -----------
                                                                          7,410,250
                                                                        -----------
France 2.1%

Canal Plus (Provider of television programs) .............     222,980   15,380,794
Compagnie de Saint-Gobain (Manufacturer of engineered
  materials) .............................................      97,773   18,929,332
                                                                        -----------
                                                                         34,310,126
                                                                        -----------
Germany 9.8%

BASF AG (International chemical producer) ................     424,799   19,279,956

    The accompanying notes are an integral part of the financial statements.

                                                                             Market
                                                               Shares       Value ($)
------------------------------------------------------------------------------------

Bayer AG (Chemical producer) ..............................     551,474    24,008,230
Heidelberger Druckmaschinen AG (Manufacturer of
  commercial printing presses) ............................      75,651     4,802,100
Hoechst AG (Chemical producer) ............................     483,993    20,481,621
HypoVereinsbank AG (Bank) .................................     200,654    11,909,018
Muenchener Rueckversicherungs-Gesellschaft AG
  (Registered) (Insurance company) ........................      41,231     7,842,939
RWE AG (pfd.) (Producer of petroleum and chemical
  products) ...............................................     382,775    16,542,490
Schering AG (Pharmaceutical and chemical producer) ........     143,705    15,993,845
VEBA AG (Electric utility, distributor of oil and
  chemicals) ..............................................     277,482    17,701,798
VIAG AG (Provider of electrical power and natural gas
  services, aluminum products, chemicals, ceramics and
  glass) ..................................................     896,376    19,108,673
                                                                        -------------
                                                                          157,670,670
                                                                        -------------
Hong Kong 1.5%

Citic Pacific Ltd. (Diversified holding company) ..........   2,521,000     7,840,636
Hutchison Whampoa, Ltd. (Diversified investment holding
  company) ................................................   1,725,000    16,828,022
                                                                        -------------
                                                                           24,668,658
                                                                        -------------
Hungary 0.3%

The First Hungary Fund Limited "A"* (Investment
  company) ................................................       3,619     4,397,085
                                                                        -------------

Japan 13.8%

Bank of Tokyo-Mitsubishi, Ltd. (Provider of financial
  services) ...............................................     647,000     9,658,039
Daiwa Securities Co., Ltd. (Provider of brokerage and other
  financial services) .....................................   1,844,000    16,684,050
East Japan Railway Co. (Railroad operator) ................       2,803    16,966,941
Fuji Bank, Ltd. (Commercial bank) .........................   1,074,000    11,080,252
Mitsubishi Estate Co., Ltd. (Real estate company) .........   1,643,000    16,980,517
Mitsui Fudosan Co., Ltd. (Real estate company) ............     984,000     8,004,601
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles) ...   1,576,000     9,180,024
Sanwa Bank, Ltd. (Bank) ...................................     775,000    10,613,531
Sharp Corp. (Manufacturer of consumer and industrial
  electronics) ............................................   1,556,000    23,724,276
Shohkoh Fund & Co., Ltd. (Finance company for small and
  medium-sized firms) .....................................      15,600    11,294,440
Sony Corp. (Manufacturer of consumer electronic
  products) ...............................................     209,800    27,161,180
Sumitomo Metal Mining Co., Ltd. (Gold, nickel and copper
  mining company) .........................................   1,427,000     5,550,096

    The accompanying notes are an integral part of the financial statements.

                                                                          Market
                                                             Shares      Value ($)
------------------------------------------------------------------------------------

TDK Corp. (Manufacturer of magnetic tapes and floppy
  discs) ...............................................     100,000    12,142,792
Toshiba Corp. (Manufacturer of electric machinery) .....   2,401,000    21,329,070
Yamanouchi Pharmaceutical Co., Ltd. (Pharmaceutical
  company) .............................................     497,000    22,143,340
                                                                      ------------
                                                                       222,513,149
                                                                      ------------
South Africa 1.7%

Anglo American Platinum Corp., Ltd. (Platinum producer)       60,000     1,364,107
Anglo American Platinum Corp., Ltd. (ADR) ..............     462,586    10,639,478
Impala Platinum Holdings Ltd. (ADR) (Miner and marketer
  of platinum group metals) ............................     468,500    15,062,275
                                                                      ------------
                                                                        27,065,860
                                                                      ------------
Switzerland 5.0%

Clariant AG (Registered) (Manufacturer of color
  chemicals) ...........................................      29,883    14,369,104
Nestle SA (Registered) (Food manufacturer) .............       6,863    13,553,745
Novartis AG (Registered) (Pharmaceutical company) ......       9,812    14,128,243
Roche Holdings AG (Producer of drugs and medicines) ....       1,462    16,918,256
Swisscom AG (Operator of telecommunication networks
  and network application services) ....................      36,953    12,191,561
UBS AG (Registered) (Provider of banking and asset
  management services) .................................      36,616    10,339,062
                                                                      ------------
                                                                        81,499,971
                                                                      ------------
United Kingdom 13.7%

BOC Group plc (Producer of industrial gases) ...........     806,556    16,961,140
Carlton Communications plc (Television post production
  products and services) ...............................   1,806,896    13,686,605
Enterprise Oil plc (Oil and gas exploration and
  production) ..........................................   1,166,447     8,479,387
Gallaher Group plc (Manufacturer of tobacco products) ..   1,494,152    10,081,495
General Electric Co., plc (Manufacturer of power,
  communications and defense equipment) ................   1,534,658    15,310,314
Great Universal Stores plc "A" (Catalog home shopping) .   1,083,880    10,900,249
J Sainsbury plc (Retail distributor of food through
  supermarkets) ........................................   2,601,086    17,905,498
LASMO plc (Oil production and exploration) .............   1,136,744     2,812,317
National Grid Group plc (Owner and operator of electric
  transmission systems) ................................   2,048,142    13,531,528
Prudential Corporation plc (Provider of broad range of
  financial services) ..................................   1,135,546    16,783,148
Railtrack Group plc (Operator of railway infrastructure)     788,955    15,044,710
Reuters Group plc (International news and information
  organization) ........................................   1,445,469    21,212,810

    The accompanying notes are an integral part of the financial statements.

                                                                           Market
                                                             Shares       Value ($)
------------------------------------------------------------------------------------

Rio Tinto plc (Mining company) ..........................   1,351,548    24,209,578
Shell Transport & Trading plc (Petroleum company) .......   2,015,280    16,050,146
SmithKline Beecham plc (Manufacturer of ethical drugs
and healthcare products) ................................   1,323,035    17,194,943
                                                                      -------------
                                                                        220,163,868
                                                                      -------------
United States 31.7%

Amerada Hess Corp. (Exploration, production and
  transmission of crude oil and natural gas) ............     194,800    12,089,775
America Online Inc.* (Provider of online computer
  services) .............................................      65,800     6,008,363
AT&T Corp. (Provider of telecommunication services) .....     290,301    13,063,544
AT&T Corp -- Liberty Media Group* (Holding company of
  entertainment networks) ...............................     523,476    16,751,232
Azurix Corp.* (Provider of wastewater related services) .     411,400     7,636,613
Biogen Inc.* (Biotechnology research and development
  company) ..............................................     111,940     8,591,395
CSX Corp. (International transportation company) ........     307,100    13,416,431
Conoco Inc. "A" (Explorer of crude oil, natural gas, and
  natural gas liquids) ..................................     442,800    11,844,900
Electronic Data Systems Corp. (Provider of information
  technology systems) ...................................     403,100    22,623,988
Enron Corp. (Producer of natural gas and electricity) ...     602,600    25,233,875
Equity Residential Properties Trust (REIT) (Owner of
  apartment properties) .................................     363,300    15,985,200
Freeport McMoRan Copper & Gold, Inc. "B" (Copper, gold
  and silver mining in Indonesia) .......................      69,100     1,109,919
Homestake Mining Co. (International gold producer) ......   1,377,800    11,711,300
Immunex Corp.* (Pharmaceutical company) .................     463,200    31,179,150
International Business Machines Corp. (Manufacturer
  of computers and servicer of information
  processing units) .....................................     187,580    23,365,434
Lockheed Martin Corp. (Manufacturer of aircraft, missiles
  and space equipment) ..................................     490,900    18,163,300
Motorola Inc. (Manufacturer of telecommunication
  products and semiconductors) ..........................     189,400    17,472,150
Newmont Mining Corp. (International gold exploration
  and mining company) ...................................     804,800    16,448,100
Northrop Grumman Corp. (Manufacturer of aircraft,
  aircraft assemblies and electronic systems for military
  and commercial use) ...................................     255,900    18,552,750
Oracle Systems Corp.* (Database management software) ....     433,600    15,826,400
PacifiCorp (Electric utility) ...........................     854,400    17,461,800
Parametric Technology Corp.* (Mechanical design software
  producer) .............................................     529,400     7,411,600
Peco Energy Co. (Electric and gas utility) ..............     416,900    16,936,563

    The accompanying notes are an integral part of the financial statements.

                                                                                    Market
                                                                       Shares      Value ($)
--------------------------------------------------------------------------------------------

Phillips Petroleum Co. (Petroleum exploration, production
  and refining) ..............................................         247,700    12,632,700
ProLogis Trust (REIT) (Global owner of corporate
  distribution facilities) ...................................         219,800     4,313,575
Progressive Corp. (Property and casualty insurance
  company) ...................................................          45,300     4,620,600
Sabre Group Holdings Inc. "A"* (Travel reservation
  system provider) ...........................................         251,900    14,106,400
Sterling Commerce, Inc.* (Producer of electronic data
  interchange products and services) .........................         451,500     8,634,938
Stillwater Mining Co.* (Exploration and development of
  mines in Montana producing platinum, palladium and
  associated metals) .........................................         647,050    14,275,541
Sun Microsystems, Inc.* (Producer of high-performance
  workstations, servers and networking software) .............         233,900    18,595,050
US Airways Group, Inc.* (Airline) ............................         265,100     8,168,394
USEC Inc. (Provider of enriched uranium products and
  services) ..................................................       1,978,200    21,389,288
Unocal Corp. (Explorer and producer of oil and gas) ..........         295,400    12,369,875
UnumProvident Corp. (Provider of group disability and
  special risk insurance) ....................................         349,200    12,593,025
Williams Cos., Inc. (Gas pipeline operator and petroleum
  producer) ..................................................         430,700    17,766,375
XL Capital Ltd. "A" (Provider of insurance) ..................         236,933    11,920,691
                                                                               -------------
                                                                                 510,270,234
                                                                               -------------

--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,082,832,880)                                      1,427,757,618
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,264,238,405) (a)                 1,609,835,425
--------------------------------------------------------------------------------------------

*    Non-income producing security.
**   Annualized yield at time of purchase; not a coupon rate (unaudited).
(a) The cost for federal income tax purposes was $1,272,293,518. At August 31, 1999, net unrealized appreciation for all securities based on tax cost was $337,541,907. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $395,247,802 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $57,705,895.
(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,419,000 (0.22% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at August 31, 1999 aggregated $5,260,000. These securities may also have certain restrictions as to resale.
(c)  Principal amount stated in U.S. dollars unless otherwise noted.
(d) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

    Currency Abbreviation
    ---------------------------
    EUR        Euro

    The accompanying notes are an integral part of the financial statements.

Financial Statements
---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of August 31, 1999
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments, at market (identified cost $1,264,238,405) ...................   $ 1,609,835,425
Cash ......................................................................               386
Receivable for Fund shares sold ...........................................           534,712
Dividends and interest receivable .........................................         3,176,899
Unrealized appreciation on forward currency exchange contracts ............           409,558
Foreign taxes recoverable .................................................           844,965
Other assets ..............................................................             1,241
                                                                              ---------------
Total assets ..............................................................     1,614,803,186

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased .........................................        47,719,181
Payable for Fund shares redeemed ..........................................         4,182,254
Unrealized depreciation on forward currency exchange contracts ............         8,303,676
Accrued management fee ....................................................         1,274,398
Other payables and accrued expenses .......................................           806,599
                                                                              ---------------
Total liabilities .........................................................        62,286,108
---------------------------------------------------------------------------------------------
Net assets, at market value                                                   $ 1,552,517,078
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consists of:
Undistributed net investment income .......................................         8,435,573
Net unrealized appreciation (depreciation) on:
Investments ...............................................................       345,597,020
Foreign currency related transactions .....................................        (7,818,910)
Accumulated net realized gain (loss) ......................................       177,610,219
Paid-in capital ...........................................................     1,028,693,176
---------------------------------------------------------------------------------------------
Net assets, at market value                                                   $ 1,552,517,078
---------------------------------------------------------------------------------------------
Net Asset Value
---------------------------------------------------------------------------------------------

Net Asset Value, offering and redemption price per share ($1,552,517,078 /
49,687,211 shares of capital stock outstanding, $.01 par value, 100,000,000   ---------------
shares authorized) ........................................................   $         31.25
                                                                              ---------------


    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
Statements of Operations
------------------------------------------------------------------------------------
                                                     Two Months
                                                        Ended
                                                      August 31,       Year Ended
Investment Income                                   1999 (Note A)    June 30, 1999
------------------------------------------------------------------------------------
Income:
Dividends (net of withholding taxes of $273,141
  and $1,880,981, respectively) .................   $   4,131,654    $  25,583,903
Interest ........................................         721,528        8,332,797
                                                    -------------    -------------
                                                        4,853,182       33,916,700
                                                    -------------    -------------
Expenses:
Management fee ..................................       2,547,570       14,936,557
Services to shareholders ........................         852,884        4,784,033
Custodian and accounting fees ...................         182,815        1,077,981
Directors' fees .................................            --             47,073
Reports to shareholders .........................          10,404          250,977
Legal ...........................................           9,077           25,320
Auditing ........................................          46,500          111,361
Registration fees ...............................            --             49,603
Other ...........................................          20,781          131,347
                                                    -------------    -------------
                                                        3,670,031       21,414,252
------------------------------------------------------------------------------------
Net investment income                                   1,183,151       12,502,448
------------------------------------------------------------------------------------


Realized and unrealized gain (loss) on investment
transactions
----------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments .....................................      40,192,368      186,056,003
Foreign currency related transactions (includes
  CPMF tax of $0 and $3,047, respectively) ......         (75,564)      (8,180,121)
                                                    -------------    -------------
                                                       40,116,804      177,875,882
                                                    -------------    -------------
Net unrealized appreciation (depreciation) during
  the period on:
Investments .....................................     (35,264,085)     (90,456,649)
Foreign currency related transactions ...........      (7,701,187)         440,449
                                                    -------------    -------------
                                                      (42,965,272)     (90,016,200)

------------------------------------------------------------------------------------
Net gain (loss) on investment transactions             (2,848,468)      87,859,682
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   $  (1,665,317)   $ 100,362,130
------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------

                                     Two Months
                                       Ended               Years Ended June 30,
Increase (Decrease) in               August 31,
Net Assets                         1999 (Note A)          1999             1998
------------------------------------------------------------------------------------
Operations:
Net investment income ...........   $     1,183,151    $    12,502,448    $    19,606,752
Net realized gain (loss) from
  investment transactions .......        40,116,804        177,875,882        212,859,587
Net unrealized appreciation
  (depreciation) on investment
  transactions during the period        (42,965,272)       (90,016,200)        (2,170,185)
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
assets resulting from operations         (1,665,317)       100,362,130        230,296,154
                                    ---------------    ---------------    ---------------
Distributions to shareholders from:
Net investment income ...........                --        (27,785,964)       (41,122,886)
                                    ---------------    ---------------    ---------------
Net realized gains from
  investment transactions .......                --       (132,754,958)      (214,025,939)
                                    ---------------    ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .......        80,900,406        713,598,163        528,099,294
Net asset value of shares issued
  to shareholders in reinvestment
  of distributions ..............                --        153,008,888        242,394,548
Cost of shares redeemed .........      (137,216,950)      (962,137,062)      (583,899,199)
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
  assets from Fund share
  transactions ..................       (56,316,544)       (95,530,011)       186,594,643
                                    ---------------    ---------------    ---------------
Increase (decrease) in net assets       (57,981,861)      (155,708,803)       161,741,972
Net assets at beginning of period     1,610,498,939      1,766,207,742      1,604,465,770

Net assets at end of period
  (including undistributed net
  investment income of $8,435,573
  and $19,397,657, for the periods
  ended August 31, 1999 and June
  30, 1998, respectively, and
  accumulated distributions in
  excess of net investment income
  of $3,209,389 for the year ended
  June 30, 1999) ................   $ 1,552,517,078    $ 1,610,498,939    $ 1,766,207,742

Other Information
-----------------------------------------------------------------------------------------
Shares outstanding at beginning
  of period .....................        51,461,588         54,499,264         47,646,208
                                    ---------------    ---------------    ---------------
Shares sold .....................         2,573,566         23,857,882         16,505,655
Shares issued to shareholders in
  reinvestment of distributions .                --          5,351,753          8,610,819
Shares redeemed .................        (4,347,943)       (32,247,311)       (18,263,418)
                                    ---------------    ---------------    ---------------
Net increase (decrease) in Fund
  shares ........................        (1,774,377)        (3,037,676)         6,853,056
Shares outstanding at end of
  period ........................        49,687,211         51,461,588         54,499,264

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------------
Years Ended June 30,                     1999(a)(b) 1999(b) 1998(b) 1997(b)  1996   1995
------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                   $31.30   $32.41  $33.67  $28.73  $25.64 $23.93
                                        --------------------------------------------------
Income from investment operations:
  Net investment income                       .02      .23     .38     .17     .24    .25
  Net realized and unrealized gain
  (loss) on investments                      (.07)    1.82    3.82    6.58    3.94   1.91
                                        --------------------------------------------------
  Total from investment operations           (.05)    2.05    4.20    6.75    4.18   2.16
Less distributions from:
  Net investment income                        --     (.55)   (.88)   (.28)   (.25)  (.11)
  Net realized gains from
  investment transactions                      --    (2.61)  (4.58)  (1.53)   (.84)  (.34)
                                        --------------------------------------------------
  Total distributions                          --    (3.16)  (5.46)  (1.81)  (1.09)  (.45)
Net asset value, end of period             $31.25   $31.30  $32.41  $33.67  $28.73 $25.64
                                        --------------------------------------------------
Total Return (%)                             (.16)**  7.18   14.93   24.91   16.65   9.11
Ratios and Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)      1,553    1,610   1,766   1,604   1,368  1,168
------------------------------------------------------------------------------------------
Ratio of operating expenses to
average daily net assets (%)                 1.36*    1.35    1.34    1.37    1.34   1.38
------------------------------------------------------------------------------------------
Ratio of net investment income to
average daily net assets (%)                  .44*     .79    1.19     .59     .84   1.03
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  28.8*    70.2    51.3    40.5    29.1   44.4
------------------------------------------------------------------------------------------

(a)  For the two months ended August 31, 1999 (Note A).

(b)  Per share amounts have been calculated using average shares outstanding.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                 August 31, 1999

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

On June 7, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to August 31 from June 30, which became effective subsequent to June 30, 1999.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the two months ended August 31, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $73,606,985 and $192,103,939, respectively. For the year ended

June 30, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $768,428,551 and $923,755,660, respectively. Purchases and sales of U.S. Government obligations for the year ended June 30, 1999 aggregated $309,134,395 and $411,742,405, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets and 0.85% on such net assets in excess of $1,500,000,000 computed and accrued daily and payable monthly. For the two months ended August 31, 1999, the fee pursuant to such Agreement amounted to $2,547,570, which was equivalent to an annual effective rate of 0.94% of the Fund's average daily net assets. For the year ended June 30, 1999, the fee pursuant to such Agreement amounted to $14,936,557, which was equivalent to an annual effective rate of 0.94% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the two months ended August 31, 1999, the amount charged to the Fund by SSC aggregated $368,471, of which $179,331 is unpaid at August 31, 1999. For the year ended June 30, 1999, the amount charged to the Fund by SSC aggregated $2,380,471.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the two months ended August 31, 1999, the amount charged to the Fund by STC aggregated $235,738, of which $119,042 is unpaid at August 31, 1999. For the year ended June 30, 1999, the amount charged to the Fund by STC aggregated $1,427,397.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the two months ended August 31, 1999, the amount charged to the Fund by SFAC aggregated $97,186, all of which is unpaid at August 31, 1999. For the year ended June 30, 1999, the amount charged to the Fund by SFAC aggregated $585,537.

The Fund pays each Director not affiliated with the Adviser an annual retainer, divided equally among the series of the Corporation, plus specified amounts for attended board and committee meetings. For the two months ended August 31, 1999, the Fund incurred no Directors' fees and expenses. For the year ended June 30, 1999, Directors' fees and expenses aggregated $47,073.

D. Commitments

As of August 31, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $7,894,118.

                                                                           Net
                                                                       Unrealized
                                                                      Appreciation
                                                       Settlement    (Depreciation)
   Contracts to Deliver         In Exchange For           Date           (U.S.$)
------------------------------------------------------------------------------------
Japanese Yen 405,504,200    U.S. Dollars   3,470,000      9/1/1999        (232,220)
Japanese Yen1,872,108,000   U.S. Dollars  15,750,000     9/10/1999      (1,363,600)
U.S. Dollars   4,130,000    Japanese Yen 495,125,050     9/29/1999          409,558
Japanese Yen8,109,287,715   U.S. Dollars  67,642,221     9/29/1999      (6,707,856)
                                                                      -------------
                                                                        (7,894,118)
                                                                      -------------

As of June 30, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $54,673.

                                                                           Net
                                                                       Unrealized
                                                                      Appreciation
                                                       Settlement    (Depreciation)
   Contracts to Deliver         In Exchange For           Date           (U.S.$)
------------------------------------------------------------------------------------
Japanese Yen 405,504,200    U.S. Dollars   3,470,000      9/1/1999           88,577
Japanese Yen1,872,108,000   U.S. Dollars  15,750,000     9/10/1999          116,781
U.S. Dollars   4,130,000    Japanese Yen 495,125,050     9/29/1999           16,909
Japanese Yen8,109,287,715   U.S. Dollars  67,642,221     9/29/1999        (276,940)
                                                                      -------------
                                                                           (54,673)
                                                                      -------------

E. Line of Credit

The Fund and several Scudder funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
October 12, 1999

Tax Information
--------------------------------------------------------------------------------
                                                                 August 31, 1999

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $34,978,000 as capital gain dividends for the two months ended August 31, 1999, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $273,140 and earned $273,140 of foreign source income during the two months ended August 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.01 per share as income earned from foreign sources for the two months ended August 31, 1999.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have a specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors
--------------------------------------------------------------------------------


Lynn S. Birdsong*                              William H. Gleysteen, Jr.
o     Chairman of the Board                    o     Honorary Director; Consultant;
      and Director                                   Guest Scholar, Brookings Institute

William E. Holzer*                             Robert G. Stone, Jr.
o     President                                o     Honorary Director; Chairman
                                                     Emeritus of the Board and Director,
Paul Bancroft III                                    Kirby Corporation
o     Director; Venture Capitalist and
      Consultant                               Susan E. Dahl*
                                               o     Vice President
Sheryle J. Bolton
o     Director; Chief Executive Officer,       Ann M. McCreary*
      Scientific Learning Corporation          o     Vice President

William T. Burgin                              Gerald J. Moran*
o     Director; General Partner,               o     Vice President
      Bessemer Venture Partners
                                               M. Isabel Saltzman*
Keith R. Fox                                   o     Vice President
o     Director; Private Equity Investor
                                               John Millette*
William H. Luers                               o     Vice President and Secretary
o     Director; Chairman and President,
      U.N. Association of America              John R. Hebble*
                                               o     Treasurer
Kathryn L. Quirk*
o     Director; Vice President and             Caroline Pearson*
      Assistant Secretary                      o     Assistant Secretary

Joan E. Spero                                  *Scudder Kemper Investments, Inc.
o     Director; President, Doris Duke
      Charitable Foundation

Thomas J. Devine
o     Honorary Director; Consultant

Investment Products and Services
----------------------------------------------------------------------------------------------
1-800-SCUDDER                                                                  www.scudder.com

----------------------------------------------------------------------------------------------
The Scudder Family of Funds+++
----------------------------------------------------------------------------------------------
Money Market                                     U.S. Growth and Income
  Scudder U.S. Treasury Money Fund                 Scudder Balanced Fund
  Scudder Cash Investment Trust                    Scudder Dividend & Growth Fund
  Scudder Money Market Series --                   Scudder Growth and Income Fund
     Prime Reserve Shares*                         Scudder Select 500 Fund
     Premium Shares*                               Scudder S&P 500 Index Fund
     Managed Shares*                               Scudder Real Estate Investment Fund
  Scudder Government Money Market Series --
     Managed Shares*                             U.S. Growth
                                                 Value
Tax Free Money Market^+                            Scudder Large Company Value Fund
  Scudder Tax Free Money Fund                      Scudder Value Fund***
  Scudder Tax Free Money Market Series --          Scudder Small Company Value Fund
     Managed Shares*                               Scudder Micro Cap Fund
  Scudder California Tax Free Money Fund**       Growth
  Scudder New York Tax Free Money Fund**           Scudder Classic Growth Fund***
                                                   Scudder Large Company Growth Fund
Tax Free^+                                         Scudder Select 1000 Growth Fund
  Scudder Limited Term Tax Free Fund               Scudder Development Fund
  Scudder Medium Term Tax Free Fund                Scudder 21st Century Growth Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund               Global Equity
  Scudder California Tax Free Fund**             Worldwide
  Scudder Massachusetts Limited Term               Scudder Global Fund
    Tax Free Fund**                                Scudder International Value Fund
  Scudder Massachusetts Tax Free Fund**            Scudder International Growth and
  Scudder New York Tax Free Fund**                   Income Fund
  Scudder Ohio Tax Free Fund**                     Scudder International Fund^++
                                                   Scudder International Growth Fund
U.S. Income                                        Scudder Global Discovery Fund***
  Scudder Short Term Bond Fund                     Scudder Emerging Markets Growth Fund
  Scudder GNMA Fund                                Scudder Gold Fund
  Scudder Income Fund                            Regional
  Scudder Corporate Bond Fund                      Scudder Greater Europe Growth Fund
  Scudder High Yield Bond Fund                     Scudder Pacific Opportunities Fund
                                                   Scudder Latin America Fund
Global Income                                      The Japan Fund, Inc.
  Scudder Global Bond Fund
  Scudder International Bond Fund                Industry Sector Funds
  Scudder Emerging Markets Income Fund           Choice Series
                                                   Scudder Financial Services Fund
Asset Allocation                                   Scudder Health Care Fund
  Scudder Pathway Conservative Portfolio           Scudder Technology Fund
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio               Preferred Series
                                                   Scudder Tax Managed Growth Fund
                                                   Scudder Tax Managed Small Company Fund

-------------------------------------------------------------------------------------
1-800-SCUDDER                                                         www.scudder.com

-------------------------------------------------------------------------------------
Retirement Programs and Education Accounts
-------------------------------------------------------------------------------------

Retirement Programs                            Education Accounts
  Traditional IRA                                Education IRA
  Roth IRA                                       UGMA/UTMA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++

--------------------------------------------------------------------------------
Closed-End Funds#
-------------------------------------------------------------------------------------
  The Argentina Fund, Inc.                     Scudder Global High Income Fund, Inc.
  The Brazil Fund, Inc.                        Scudder New Asia Fund, Inc.
  The Korea Fund, Inc.                         Scudder New Europe Fund, Inc.
  Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

^+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*           A class of shares of the Fund.

**          Not available in all states.

*** Only the Scudder Shares of the Fund are part of the Scudder Family of Funds.

^++ Only the International Shares of the Fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

***
Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com


             Convenient    Automatic Investment Plan
        ways to invest,
            quickly and    A convenient investment program in which money is
               reliably    electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).


                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.


                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



            Around-the-    Scudder Automated Information Line: SAIL(TM) --
       clock electronic    1-800-343-2890
                account
            service and    Personalized account information, the ability to
           information,    exchange or redeem shares, and information on other
         including some    Scudder funds and services via touchtone telephone.
           transactions
                           Scudder's Web Site -- www.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's Site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com


           Retirees and    Automatic Withdrawal Plan
              those who
              depend on    You designate the bank account, determine the
             investment    schedule (as frequently as once a month) and amount
           proceeds for    of the redemptions, and Scudder does the rest.
        living expenses
        can enjoy these    Distributions Direct
            convenient,
            timely, and    Automatically deposits your fund distributions into
               reliable    the bank account you designate within three business
              automated    days after each distribution is paid.
             withdrawal
               programs    QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.


               For more    Call a Scudder representative at
            information    1-800-SCUDDER
            about these
               services    Or visit our Web site at
                           www.scudder.com


         Please address    The Scudder Funds
            all written    P.O. Box 2291
         correspondence    Boston, Massachusetts
                     to    02107-2291

About the Fund's Adviser

SCUDDER

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.